SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 15, 2014

SABLE NATURAL RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	53915	84-1080045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12222 Merit Drive, Suite 1850
Dallas, Texas 75251
(Address of principal executive office)

972-770-4700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
On October 15, 2014, Sable Natural Resources Corporation, through its wholly-owned subsidiary Sable Operating Company ("Sable"), completed an acquisition of certain oil and gas assets (the “Properties”) pursuant to the terms of an acquisition agreement with Upham Oil & Gas Company, L.P., CRU Jr. Producing, L.P., Upham Producing, L.P., BLU Producing, L.P., MKU Producing, L.P., and RU Producing, L.P. (the “Acquisition Agreement”). The Properties included (i) a one hundred percent working interest in and to the leases listed on Exhibit A (the “Leases”) to the Acquisition Agreement (including all outstanding over-riding royalty interests owned by the lineal descendants of Chester R. Upham, Jr. related to such Leases) and (ii) all right of way agreements, all pipelines and flow lines, compressor site leases, facility site leases, tanks, jacks, separators, compressors, well bores, tubing, casing, pumps and all other equipment and property directly used in connection with the operation and production from the Leases.
The Properties consist of 19,881 leasehold acres with 123 existing wells, including 49 commercially producing wells at the time of acquisition, 69 shut-in wells that Sable plans to return to production through a combination of workovers including mechanical repairs, adding perforations, acidizing, fracture stimulations and recompletions in additional productive formations behind pipe, 4 injection wells and 1 salt water disposal well. The Properties contain sufficient leasehold acres upon which Sable intends to drill numerous infield wells.
The total purchase price for the Properties was $9.5 million, paid in cash at closing. The Acquisition Agreement provided for customary representations and warranties and covenants from both the purchaser and the sellers. The foregoing description is qualified by reference to the full text of the Acquisition Agreement, which was filed as Exhibit 10.4 to our Current Report on Form 8-K filed October 21, 2015. This Amendment to such Form 8-K files the statement of revenue and direct operating expenses related to the Properties required by applicable rules and regulations of the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit 99.1	Statement of Revenues and Direct Operating Expenses for the nine months ended September 30, 2014 and the years ended December 31, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2015	SABLE NATURAL RESOURCES CORPORATION /s/ Michael Galvis
Michael Galvis, Chief Executive Officer

EXHIBIT INDEX
EXHIBIT NUMBER                         DESCRIPTION

Exhibit 99.1	Statement of Revenues and Direct Operating Expenses for the nine months ended September 30, 2014 and the years ended December 31, 2013 and 2012.

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